UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: July 9, 2003
Date of Earliest Event Reported: Not Applicable

COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission file number)	13-2641992 (IRS Employer Identification No.)

4500 PARK GRANADA, CALABASAS CA (Address of principal executive offices)	91302 (Zip Code)

Registrant's telephone number, including area code: (818) 225-3000

ITEM 12.      RESULTS OF OPERATION AND FINANCIAL CONDITION

     On July 9, 2003, Countrywide Financial Corporation issued a press release announcing information regarding its operational statistics for the month ended June 30, 2003.

      A copy of the press release is attached as an Exhibit. (Exhibit 99.6)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: July 9, 2003	COUNTRYWIDE FINANCIAL CORPORATION

By: /S/ STANFORD L. KURLAND Stanford L. Kurland Executive Managing Director and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.6	Press Release issued by Countrywide Financial Corporation pertaining to its results of operational statistics for the month ended June 30, 2003.

Exhibit 99.6

NEWS	COUNTRYWIDE FINANCIAL

For Immediate Release	CONTACT:	Jennifer Sandefur Lisa Riordan (818) 225-3550

JUNE MARKS ANOTHER RECORD MONTH FOR COUNTRYWIDE
-- LOAN FUNDINGS SOAR TO $48 BILLION, ESCALATING
SECOND QUARTER PRODUCTION VOLUME TO A RECORD $130 BILLION --
-- SERVICING PORTFOLIO TOPS $559 BILLION, INCREASING OVER $50 BILLION FROM LAST QUARTER --
-- MORTGAGE LOAN PIPELINE SETS A NEW BENCHMARK AT $82 BILLION --

CALABASAS, CA (July 9, 2003) – Countrywide Financial Corporation (NYSE: CFC), a diversified financial services provider, released operational data for the month ended June 30, 2003. Operational highlights for June included the following:

  Average daily applications reached an all-time record of $3.2 billion, up 203 percent over last year;
  Loan fundings reached an all-time high of $48 billion in June, an increase of 23 percent over last month. Total loan fundings for the second quarter reached a new milestone of $130 billion, up 27 percent over the prior quarter’s record of $102 billion, and up 209 percent over the second quarter of 2002;
  Monthly purchase fundings hit a record high of $13 billion, advancing 29 percent over last month’s record. For the second quarter, purchase fundings were $33 billion, up 38 percent from the first quarter of 2003. The Company’s success in growing purchase mortgage originations is expected to support production volume when mortgage rates ultimately rise and refinance volume slows;
  The mortgage loan pipeline closed at a record high of $82 billion, up 11 percent over last month’s record level, highlighting the continuation of near-term production opportunities;
  The servicing portfolio continued its uninterrupted climb, reaching a new record of $559 billion, 11 percent higher than last quarter-end and 49 percent greater than June 2002. Countrywide’s consistent portfolio growth has been fueled by a flexible production infrastructure designed to attract new business as well as recapture loans from its own portfolio. While production operations benefit from the low mortgage rate environment, the growing servicing portfolio is expected to generate significant earnings as rates rise and impairment costs associated with refinances diminish;

(more)

  Securities trading volume at Countrywide Securities Corporation, a securities broker-dealer, surpassed $295 billion in June, driving second quarter trading volume to $812 billion – up 27 percent from the first quarter’s record volumes. Trading volumes reflect the positive impact of the low interest rate environment on mortgage trading activities;
  Total assets at Countrywide Bank, a division of Treasury Bank, NA, rose 11 percent over last month to $13.1 billion. Bank fundings were a record $1.5 billion in June;
  Net premiums earned in the Company’s insurance businesses -- Balboa Life & Casualty and Balboa Reinsurance -- totaled $55 million, up 12 percent over last year. For the quarter, net premiums earned grew 19 percent over last year’s second quarter to $161 million;
  Sub-servicing volume at Global Home Loans now stands at $95 billion, up 64 percent from $58 billion in the comparable prior year period in June 2002.

“The second quarter of 2003 closed with record operational performance across our key business lines, improving upon benchmark levels achieved during the first quarter,” explained Stanford L. Kurland, Chief Operating Officer. “Our strategic positioning and scalable infrastructure have enabled Countrywide to successfully capitalize on opportunities presented by the low rate environment. We have funded more loans than have prepaid and consequently increased our servicing portfolio quarter after quarter to new highs throughout this low interest rate environment. Likewise, our synergistic businesses – capital markets, banking, insurance and global – continue to demonstrate strong operational performance.

“For the first half of 2003, Countrywide has delivered exceptional operating results,” Kurland continued. “Fundings for the first half of 2003 reached $233 billion, fast approaching the $252 billion originated for the full year of 2002. In just six months, purchase fundings totaled $57 billion, 8 percent more than the purchase volume for the entire 2001 calendar year. Year-to-date, the Company has funded $114 billion more loans than those that have prepaid, increasing the servicing portfolio by over $100 billion since the beginning of the year. For the six months, trading volume at Countrywide Securities was $1.5 trillion, rising 73 percent over last year’s six-month trading volume of $839 billion. Assets at Countrywide Bank have grown $8 billion since the beginning of the year, increasing the Bank’s contribution of spread income. Net premiums earned in our insurance businesses reached $322 million for the first half, advancing 28 percent from the same period a year ago. These positive results and the dynamics between our mortgage banking and synergistic businesses favorably position the Company to deliver continued strong performance.”

(more)

Founded in 1969, Countrywide Financial Corporation is a member of the S&P 500, Forbes 500 and Fortune 500. Through its family of companies, Countrywide provides mortgage banking and diversified financial services in domestic and international markets. Mortgage banking businesses include loan production and servicing principally through Countrywide Home Loans, Inc., which originates, purchases, securitizes, sells, and services primarily prime-quality loans. Also included in Countrywide’s mortgage banking segment is the LandSafe group of companies that provide loan closing services. Diversified financial services encompass capital markets, banking, insurance, and global, largely through the activities of Countrywide Capital Markets, a mortgage-related investment banker; Countrywide Bank, a division of Treasury Bank, NA, a banking entity offering customers CDs, money market accounts, and home loan products; Balboa Life and Casualty Group, whose companies are national providers of property, liability, and life insurance; Balboa Reinsurance, a captive mortgage reinsurance company; Countrywide Insurance Services, Inc., a national insurance agency offering home-related insurance products; and Global Home Loans, a European mortgage banking joint venture in which Countrywide holds a majority interest. For more information about the Company, visit Countrywide’s website at www.countrywide.com.

This Press Release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections, and assumptions with respect to future operations, as well as business plans and strategies that are subject to change. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: competitive and general economic conditions in each of our business segments; general economic conditions in the United States and abroad; loss of investment grade rating that may result in an increase in the cost of debt or loss of access to corporate debt markets; reduction in government support of homeownership; the level and volatility of interest rates; the legal, regulatory and legislative environments in the markets in which the Company operates; and other risks detailed in documents filed by the Company with the Securities and Exchange Commission from time to time. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

(tables follow)

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                                               June             June
                                                               2003             2002          Year-to-Date
                                                           -------------    --------------    -------------
MORTGAGE BANKING
----------------
      Production
         Average Daily Loan Applications                         $3,243            $1,070           $2,604
         Total Mortgage Loan Pipeline (loans in process)        $82,490           $23,390

         Consumer Markets Divisions' Fundings                   $11,478            $4,051          $54,743
         Wholesale Lending Division Fundings                     10,517             4,039           51,964
         Correspondent Lending Division Fundings                 22,749             5,599          110,699
         Capital Markets Fundings                                 2,231               664            9,559
         Treasury Bank Fundings (2)                               1,463                 5            5,648
                                                           ------------- -- --------------    -------------
               Total Loan Fundings                              $48,438           $14,358         $232,613

      Purchase Fundings (3)                                     $13,138            $7,409          $56,805
      Non-purchase Fundings (3)                                 $35,300            $6,949         $175,808

      Home Equity Fundings                                       $1,555            $1,026           $7,857
      Subprime Fundings                                          $1,440              $622           $7,579

      Loan Closing Services (units)
         Credit Reports                                         701,809           332,686        3,574,510
         Flood Determinations                                   359,226           143,003        1,756,227
         Appraisals                                              70,187            33,002          355,989
         Automated Property Valuation Services                  397,954           122,894        1,808,407
         Other                                                   11,541             7,632           73,564
                                                           ------------- -- --------------    -------------
                  Total Units                                 1,540,717           639,217        7,568,697

      Servicing (4)
         Volume                                                $559,124          $374,832
         Units                                                4,587,387         3,495,727
         Prepayments in Full                                    $24,069            $6,238         $119,059
         Bulk Servicing Acquisitions                               $321               $86           $2,633
         Portfolio Delinquency (%) - CHL (5)                      3.79%             4.63%
         Foreclosures Pending (%) - CHL (5)                       0.47%             0.54%

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                                    June                 June
                                                    2003                 2002           Year-to-Date
                                              -----------------     ---------------    ----------------

INSURANCE
---------
Net Premiums Earned
    Carrier                                             $47                 $42                $280
    Reinsurance                                          $8                  $7                 $42

CAPITAL MARKETS
---------------
    Securities Trading Volume (6)                  $295,132            $144,086          $1,451,891

BANKING
-------
    Assets held by Treasury Bank (billions)           $13.1                $3.2

Working Days                                             21                  20                 125
(1)	The above data reflect current operating statistics and do not constitute all factors impacting the quarterly and annual financial results of the company. All figures are unaudited and monthly figures may be adjusted in the reported financial statements of the company. Such financial statements are provided by the company quarterly. The company makes no commitment to update this information for changes in circumstances or events which occur subsequent to the date of this release.

(2)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.

(3)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.

(4)	Includes warehouse loans and loans under subservicing agreements for other clients.

(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.

(6)	Includes trades with mortgage banking division.

Countrywide Financial Corporation and Subsidiaries
Rolling Thirteen Months Statistical Data
($ in millions)

                                                                    Countrywide Financial Corporation and Subsidiaries
                                                                         Rolling Thirteen Months Statistical Data
                                                                                      ($ in millions)
                                               Jun-02    Jul-02   Aug-02    Sep-02    Oct-02    Nov-02   Dec-02   Jan-03    Feb-03    Mar-03    Apr-03     May-03     Jun-03        Total
                                               ------    ------   ------    ------    ------    ------   ------   ------    ------    ------    ------     ------     ------        -----
MORTGAGE BANKING
----------------
     Loan Production
       Working Days                                 20        22       22        20         23       20       21       21        19        21         22         21        21           125
       Average Daily Applications               $1,070    $1,366   $1,695    $2,062     $1,962   $2,196   $1,870   $2,001    $2,192    $2,687     $2,286     $3,190    $3,243        $2,604
       Mortgage Loan Pipeline
(loans-in-process)                             $23,390   $31,089  $42,122   $51,259    $51,816  $54,776  $49,121  $48,218   $49,347   $59,005    $56,516    $74,086   $82,490

       Consumer Markets Divisions' Fundings     $4,051    $4,808   $5,981    $6,810     $8,294   $7,714   $8,190   $7,284    $7,273    $8,971    $10,251     $9,486   $11,478       $54,743
       Wholesale Lending Division Fundings      $4,039    $4,841   $6,119    $6,788     $8,175   $7,546   $8,351   $7,508    $6,841    $8,896     $9,721     $8,481   $10,517       $51,964
       Correspondent Lending Division
Fundings                                        $5,599    $6,802   $8,491   $10,981    $16,781  $15,327  $17,613  $17,489   $15,203   $17,130    $19,644    $18,484   $22,749      $110,699
       Capital Markets Fundings                   $664      $655     $541      $665     $1,264   $1,449     $903   $1,120    $1,040    $1,914     $1,357     $1,897    $2,231        $9,559
       Treasury Bank Fundings (1)                   $5       $18      $58       $77       $146     $174     $176     $274      $516      $944     $1,277     $1,174    $1,463        $5,648
                                               -------- --------- -------- --------- ---------- -------- -------- -------- --------- --------- ---------- ---------- ---------    ----------
           Total Loan Fundings                 $14,358   $17,124  $21,190   $25,321    $34,660  $32,210  $35,233  $33,675   $30,873   $37,855    $42,250    $39,522   $48,438      $232,613

       Purchase Fundings (2)                    $7,409    $8,194   $8,305    $7,760     $9,388   $7,749   $8,757   $7,766    $6,629    $9,513     $9,576    $10,183   $13,138       $56,805
       Non-purchase Fundings (2)                $6,949    $8,930  $12,885   $17,561    $25,272  $24,461  $26,476  $25,909   $24,244   $28,342    $32,674    $29,339   $35,300      $175,808

       Government Fundings                      $1,336    $1,302   $1,553    $1,682     $2,139   $1,865   $1,977   $1,683    $1,614    $1,984     $2,296     $2,251    $2,700       $12,528
       ARM Fundings                             $2,359    $2,763   $3,494    $3,436     $3,777   $3,771   $4,223   $3,976    $4,018    $5,839     $6,739     $6,369    $7,376       $34,317
       Home Equity Fundings                     $1,026    $1,008   $1,028    $1,012     $1,121   $1,065   $1,167   $1,106    $1,096    $1,280     $1,445     $1,375    $1,555        $7,857
       Subprime Fundings                          $622      $729     $709      $962     $1,002   $1,032   $1,169   $1,114      $901    $1,308     $1,208     $1,608    $1,440        $7,579

     Loan Closing Services (units):
       Credit Reports                          332,686   414,583  475,013   469,839    514,394  437,052  385,059  507,283   473,292   611,346    583,797    696,983   701,809     3,574,510
       Flood Determinations                    143,003   188,910  224,272   239,160    265,712  237,244  221,390  258,705   249,014   286,471    271,860    330,951   359,226     1,756,227
       Appraisals                               33,002    39,734   46,962    48,213     60,342   52,369   51,813   52,008    48,472    63,395     61,060     60,867    70,187       355,989
       Automated Property Valuation Services   122,894   166,611  240,919   238,522    308,463  260,655  202,529  164,795   177,317   324,231    331,797    412,313   397,954     1,808,407
       Other                                     7,632     9,022   10,331    10,237     13,326   11,860   14,094   12,302    11,856    13,096     12,494     12,275    11,541        73,564
                                               -------- --------- -------- --------- ---------- -------- -------- -------- --------- --------- ---------- ---------- ---------    ----------
                                               639,217   818,860  997,497  1,005,971 1,162,237  999,180  874,885  995,093   959,951  1,298,539 1,261,008  1,513,389  1,540,717    7,568,697
(1)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.

(2)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.

                                                                      Countrywide Financial Corporation and Subsidiaries
                                                                           Rolling Thirteen Months Statistical Data
                                                                                       ($ in millions)
                                                                                                                                                                                       YTD
                                          Jun-02     Jul-02    Aug-02     Sep-02     Oct-02    Nov-02     Dec-02    Jan-03     Feb-03     Mar-03    Apr-03     May-03     Jun-03      Total
                                          ------     ------    ------     ------     ------    ------     ------    ------     ------     ------    ------     ------     ------      -----
MORTGAGE BANKING (continued)
----------------------------
     Servicing (3)
       Volume                             $374,832  $382,973   $393,377   $406,011  $421,720   $435,331  $452,405   $469,152   $484,193  $502,079   $519,872   $537,198  $559,124
       Units                             3,495,727  3,552,931 3,626,498  3,706,320  3,795,952 3,870,047  3,970,896 4,071,413  4,164,020  4,265,322 4,369,450  4,467,789  4,587,387

       Subservicing Volume (4)              $9,076    $9,095    $10,897    $11,031   $11,101    $11,284   $11,138    $10,998    $11,040   $10,957    $11,464    $11,739   $11,518

       Prepayments in Full                  $6,238    $8,523    $11,357    $12,819   $18,281    $16,913   $16,788    $15,568    $15,896   $18,588    $23,689    $21,249   $24,069     $119,059

       Bulk Servicing Acquisitions             $86      $543        $57       $722      $293       $747      $102       $685       $713      $180       $386       $348      $321       $2,633

       Portfolio Delinquency - CHL (5)       4.63%     4.48%      4.47%      4.64%     4.42%      4.57%     4.62%      4.24%      4.11%     3.77%      3.82%      3.82%     3.79%
       Foreclosures Pending - CHL (5)        0.54%     0.54%      0.55%      0.54%     0.56%      0.57%     0.55%      0.55%      0.57%     0.53%      0.50%      0.49%     0.47%

INSURANCE
---------
   Net Premiums Earned
     Carrier                                   $42       $40        $44        $42       $47        $43       $49        $51        $44       $48        $40        $50       $47         $280
     Reinsurance                                $7        $7         $7         $8        $8         $9        $8         $8         $7        $3         $8         $8        $8          $42

CAPITAL MARKETS
---------------
     Securities Trading Volume (6)        $144,086  $162,382   $176,573   $206,263  $233,930   $196,180  $178,588   $212,338   $186,263  $241,436   $238,706   $278,016  $295,132   $1,451,891

BANKING
-------
     Assets held by Treasury Bank
(billions)                                    $3.2      $3.7       $3.8       $4.5      $5.0       $5.3      $5.1       $6.5       $7.3      $8.9      $10.1      $11.8     $13.1

Workforce Head Count: (7)
     Loan Originations                      10,953    11,552     12,246     13,267    14,321     15,027    15,507     15,887     16,351    17,074     17,941     18,575    19,780
     Loan Servicing                          4,791     4,839      4,858      4,834     4,931      5,036     5,154      5,217      5,350     5,555      5,774      5,821     5,874
     Loan Closing Services                     762       786        870        932     1,018      1,038     1,042      1,042      1,023     1,032      1,052      1,072     1,090
     Insurance                               1,671     1,722      1,741      1,728     1,684      1,672     1,625      1,699      1,682     1,694      1,713      1,740     1,738
     Capital Markets                           344       355        351        356       356        364       369        376        381       388        391        402       420
     Global Operations                       1,524     1,470      1,382      1,326     1,367      1,356     2,171      2,177      2,169     2,120      2,069      1,999     1,928
     Banking                                   275       277        352        474       531        546       554        663        680       749        779        775       822
     Corporate Overhead & Other              2,504     2,588      2,649      2,710     2,765      2,837     2,850      2,812      2,844     2,927      2,990      3,038     3,126
                                         ---------- --------- ---------- ---------- --------- ---------- --------- ---------- ---------- --------- ---------- ---------- ---------
                                            22,824    23,589     24,449     25,627    26,973     27,876    29,272     29,873     30,480    31,539     32,709     33,422    34,778
                                         ========== ========= ========== ========== ========= ========== ========= ========== ========== ========= ========== ========== =========
(3)	Includes warehouse loans and loans under subservicing agreements for other clients.

(4)	Subservicing volume for other clients.

(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.

(6)	Includes trades with mortgage banking division.

(7)	Head Count includes full-time employees, contract, and temporary help.